Schedule of Investments PIMCO Flexible Emerging Markets Income Fund	September 30, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 118.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 9.9%
Ecopetrol SA TBD% due 08/16/2024 «		$500	$499
NMC Opco Ltd.
11.613% (LIBOR03M + 6.000%) due 03/25/2025 «~	AED	1,157	318
11.613% (LIBOR03M + 6.000%) due 03/25/2027 «~		1,543	424
Oi SA 1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		$390	27
Qatar National Bank QPSC 6.413% due 10/10/2023 «		600	600
State Oil Co. of the Azerbaijan Republic 9.759% (LIBOR03M + 4.214%) due 11/26/2024 «~		543	537
Telemar Norte Leste SA
1.750% due 02/26/2035		20	1
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		302	21

Total Loan Participations and Assignments (Cost $2,631)			2,427

CORPORATE BONDS & NOTES 61.5%
BANKING & FINANCE 15.9%
Africa Finance Corp. 2.875% due 04/28/2028		200	166
American Tower Corp. 2.950% due 01/15/2051		300	169
Banco do Brasil SA 8.500% due 07/29/2026	MXN	4,000	204
Bank Hapoalim BM 3.255% due 01/21/2032 •(e)		$200	171
BOI Finance BV 7.500% due 02/16/2027	EUR	150	135
Corsair International Ltd.
8.802% due 01/28/2027 •		600	630
9.152% due 01/28/2029 •		200	209
Interoceanica Finance Ltd. 0.000% due 05/15/2030 (c)		$295	216
JAB Holdings BV 4.500% due 04/08/2052		250	176
Kuwait Projects Co. SPC Ltd. 4.500% due 02/23/2027		600	517
Mirae Asset Securities Co. Ltd. 2.625% due 07/30/2025		200	184
Peru Payroll Deduction Finance Ltd. 0.000% due 11/01/2029 (c)		588	482
Trust Fibra Uno
6.390% due 01/15/2050		500	383
6.950% due 01/30/2044		300	250

			3,892

INDUSTRIALS 28.9%
Aeropuerto Internacional de Tocumen SA 5.125% due 08/11/2061		200	146
Alfa Desarrollo SpA 4.550% due 09/27/2051		199	136
AngloGold Ashanti Holdings PLC 3.750% due 10/01/2030		300	242
Charter Communications Operating LLC 3.850% due 04/01/2061		300	168
Corp. Nacional del Cobre de Chile 5.950% due 01/08/2034		200	194
CSN Resources SA 4.625% due 06/10/2031		200	153
DAE Funding LLC 2.625% due 03/20/2025		200	188
Ecopetrol SA 5.875% due 05/28/2045		100	66
Empresa de los Ferrocarriles del Estado 3.068% due 08/18/2050		900	518
Energy Transfer LP 6.000% due 06/15/2048		150	133
Guara Norte SARL 5.198% due 06/15/2034		796	678

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2023 (Unaudited)

Health & Happiness H&H International Holdings Ltd. 5.625% due 10/24/2024		200	191
JSW Steel Ltd. 5.050% due 04/05/2032		300	241
KazMunayGas National Co. JSC 5.750% due 04/19/2047		300	234
Melco Resorts Finance Ltd. 5.250% due 04/26/2026		300	279
Metalsa Sapi De Cv 3.750% due 05/04/2031		300	222
OCP SA 5.125% due 06/23/2051		500	333
Petroleos del Peru SA 5.625% due 06/19/2047		200	121
Petroleos Mexicanos 6.375% due 01/23/2045		600	351
Prosus NV 3.680% due 01/21/2030		200	161
QatarEnergy 3.125% due 07/12/2041		600	416
Saderea DAC 12.500% due 11/30/2026 ^(a)		558	255
Saudi Arabian Oil Co. 3.500% due 11/24/2070		700	418
Stillwater Mining Co.
4.000% due 11/16/2026		200	174
4.500% due 11/16/2029		200	154
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		11	10
Vale SA 1.641% due 12/29/2049 ~(d)	BRL	14,500	902

			7,084

UTILITIES 16.7%
Chile Electricity Lux MPC SARL 6.010% due 01/20/2033		$200	199
Engie Energia Chile SA 3.400% due 01/28/2030		200	167
EP Infrastructure AS 1.816% due 03/02/2031	EUR	150	116
Galaxy Pipeline Assets Bidco Ltd. 2.940% due 09/30/2040		$190	147
LLPL Capital Pte. Ltd. 6.875% due 02/04/2039		724	646
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		600	545
Peru LNG SRL 5.375% due 03/22/2030		200	157
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.875% due 07/17/2049		300	224
5.250% due 10/24/2042		400	326
Poinsettia Finance Ltd. 6.625% due 06/17/2031		782	644
Tierra Mojada Luxembourg SARL 5.750% due 12/01/2040		1,097	914

			4,085

Total Corporate Bonds & Notes (Cost $17,036)			15,061

U.S. TREASURY OBLIGATIONS 6.6%
U.S. Treasury Bonds
1.750% due 08/15/2041 (f)		2,600	1,620

Total U.S. Treasury Obligations (Cost $1,848)			1,620

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.3%
Primrose Residential DAC 4.619% due 03/24/2061 •	EUR	76	80
Stratton Mortgage Funding PLC
5.889% due 01/20/2054 •	GBP	79	96
6.059% due 07/20/2060 •		62	75
Trinity Square PLC 6.000% due 07/15/2059 •		60	73

Total Non-Agency Mortgage-Backed Securities (Cost $347)			324

SOVEREIGN ISSUES 34.8%
Colombia Government International Bond
3.000% due 01/30/2030		$200	154
4.125% due 02/22/2042		200	122
5.625% due 02/26/2044		300	216
7.500% due 02/02/2034		200	189
Congolese Government International Bond 6.000% due 06/30/2029 þ		251	204

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2023 (Unaudited)

Dominican Republic International Bond
5.875% due 01/30/2060		200	144
11.250% due 09/15/2035	DOP	17,100	310
13.625% due 02/03/2033		11,800	245
Ecuador Government International Bond
3.500% due 07/31/2035 þ		$20	7
6.000% due 07/31/2030 þ		1,170	599
Finance Department Government of Sharjah 4.000% due 07/28/2050		200	117
Guatemala Government International Bond 6.600% due 06/13/2036		200	192
Hungary Government International Bond
6.250% due 09/22/2032		200	195
6.750% due 09/25/2052		200	190
Jordan Government International Bond 7.500% due 01/13/2029		200	196
Korea Electric Power Corp. 5.375% due 07/31/2026		300	298
North Macedonia Government International Bond 6.960% due 03/13/2027	EUR	100	108
Panama Government International Bond 3.870% due 07/23/2060		$400	233
Paraguay Government International Bond 5.850% due 08/21/2033		200	190
Poland Government International Bond 4.875% due 10/04/2033		200	187
Republic of Angola Via Avenir Issuer Ireland DAC 6.927% due 02/19/2027		700	648
Romania Government International Bond
2.000% due 04/14/2033	EUR	600	438
6.375% due 09/18/2033		200	208
Saudi Government International Bond
4.500% due 10/26/2046		$550	435
5.250% due 01/16/2050		1,200	1,046
Senegal Government International Bond 6.750% due 03/13/2048		200	135
Serbia Government International Bond
2.050% due 09/23/2036	EUR	200	126
6.500% due 09/26/2033		$200	191
Trinidad & Tobago Government International Bond 5.950% due 01/14/2031		200	198
Ukraine Government International Bond
7.253% due 03/15/2035 ^(a)		1,800	477
7.750% due 08/01/2041 ^~(a)		1,100	509

Total Sovereign Issues (Cost $8,761)			8,507

SHORT-TERM INSTRUMENTS 4.1%
CERTIFICATES OF DEPOSIT 1.8%
Banco Bilbao Vizcaya Argentaria Colombia SA
5.870% due 07/15/2024	COP	93,000	21
13.365% due 05/04/2026		35,000	9
Banco Davivienda SA
11.678% due 05/12/2025		196,400	47
12.950% due 03/08/2026		193,508	49
13.183% due 06/06/2026		191,000	49
13.455% due 06/07/2025		128,000	32
13.455% due 06/13/2025		170,000	43
Bancolombia SA
5.917% due 01/27/2024		2,000	1
10.388% due 04/20/2026		258,800	60
13.320% due 06/08/2025		58,000	14
13.456% due 06/14/2025		220,000	55
13.637% due 12/14/2024		152,000	38
16.137% due 09/01/2024		62,000	16

			434

U.S. TREASURY BILLS 2.3%
5.432% due 11/30/2023 - 12/14/2023 (b)(c)		$566	561

Total Short-Term Instruments (Cost $996)			995

Total Investments in Securities (Cost $31,619)			28,934

Total Investments 118.2% (Cost $31,619)			$28,934
Financial Derivative Instruments (g)(h) (0.3)%(Cost or Premiums, net $(8))			(66)
Other Assets and Liabilities, net (17.9)%			(4,392)

Net Assets Applicable to Common Shareholders 100.0%			$24,476

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BOA	5.410%	09/13/2023	10/11/2023	$(592)	$(594)
MEI	5.600	09/15/2023	TBD(2)	(966)	(968)
SCX	4.100	09/15/2023	TBD(2)	EUR	(398)	(422)
SOG	5.480	08/18/2023	TBD(2)	$(1,541)	(1,552)

Total Reverse Repurchase Agreements	$(3,536)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)

UBS	5.410%	09/07/2023	10/12/2023	$(658)	$(660)
5.420	09/11/2023	10/30/2023	(463)	(465)

Total Sale-Buyback Transactions	$(1,125)

(f)	Securities with an aggregate market value of $4,672 have been pledged as collateral under the terms of master agreements as of September 30, 2023.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2023 was $(2,025) at a weighted average interest rate of 5.378%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(3) of deferred price drop.
(g)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Newell Brands, Inc.	1.000%	Quarterly	06/20/2028	4.063%	$100	$(15)	$3	$(12)	$0	$0

Total Swap Agreements	$(15)	$3	$(12)	$0	$0

Cash of $74 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2023.

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2023 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	02/2024	$1	CNY	6	$0	$0
03/2024	CNH	835	$115	0	0
CBK	10/2023	COP	3,146,910	777	9	(2)
10/2023	$432	COP	1,773,536	2	0
12/2023	AED	2,680	$730	0	0
12/2023	$11	ILS	43	0	0
12/2023	0	MXN	4	0	0
GLM	10/2023	MXN	6,856	$398	5	0
10/2023	$399	MXN	6,894	0	(3)
11/2023	DOP	5,292	$93	0	0
11/2023	MXN	6,856	393	3	0
11/2023	$89	BRL	448	0	(1)
12/2023	194	MXN	3,358	0	(3)
03/2024	CNH	258	$36	0	0
JPM	11/2023	GBP	198	252	11	0
01/2024	PLN	17	4	0	0
03/2024	CNH	398	55	0	0
MYI	11/2023	$215	EUR	201	0	(2)
02/2024	2	CNY	11	0	0
03/2024	CNH	566	$79	0	0
SCX	11/2023	EUR	947	1,049	46	0
03/2024	CNH	555	77	0	0
TOR	10/2023	COP	400,162	101	3	0
03/2024	CNH	269	37	0	0
UAG	11/2023	EUR	669	738	29	0

Total Forward Foreign Currency Contracts	$108	$(11)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	Poland Government International Bond	1.000%	Quarterly	06/20/2024	0.157%	$100	$0	$0	$0	$0
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	1.589	100	(2)	1	0	(1)
State Oil Company of Azerb	5.000	Quarterly	06/20/2026	2.418	200	2	11	13	0

$0	$12	$13	$(1)

TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	Receive(5)	Sunac Real Estate Group Co., Ltd. «	0	0.000%	Maturity	01/30/2033	CNY	4,000	$7	$(182)	$0	$(175)

Total Swap Agreements	$7	$(170)	$13	$(176)

(i)

Securities with an aggregate market value of $173 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2023.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2023 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2023

Investments in Securities, at Value
Loan Participations and Assignments	$0	$49	$2,378	$2,427
Corporate Bonds & Notes
Banking & Finance	0	3,892	0	3,892
Industrials	0	7,084	0	7,084
Utilities	0	4,085	0	4,085
U.S. Treasury Obligations	0	1,620	0	1,620
Non-Agency Mortgage-Backed Securities	0	324	0	324
Sovereign Issues	0	8,507	0	8,507
Short-Term Instruments
Certificates of Deposit	0	434	0	434
U.S. Treasury Bills	0	561	0	561

Total Investments	$0	$26,556	$2,378	$28,934

Financial Derivative Instruments - Assets
Over the counter	$0	$121	$0	$121

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(12)	$(175)	$(187)

Total Financial Derivative Instruments	$0	$109	$(175)	$(66)

Totals	$0	$26,665	$2,203	$28,868

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2023:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2023 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$1,234	$1,130	$0	$3	$0	$11	$0	$0	$2,378	$11
Short-Term Instruments
Certificates of Deposit	95	0	(9)	1	0	2	0	(89)	0	0

$1,329	$1,130	$(9)	$4	$0	$13	$0	$(89)	$2,378	$11
Financial Derivative Instruments - Liabilities
Over the counter	$(178)	$0	$0	$0	$0	$3	$0	$0	$(175)	$3

Totals	$1,151	$1,130	$(9)	$4	$0	$16	$0	$(89)	$2,203	$14

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 09/30/2023	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$537	Discounted Cash Flow	Discount Rate	0.037	—
600	Other Valuation Techniques(3)	—	—	—
499	Proxy Pricing	Base Price	99.543	—
742	Third Party Vendor	Broker Quote	101.000	—

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2023 (Unaudited)

Financial Derivative Instruments - Liabilities
Over the counter	(175)	Indicative Market Quotation	Broker Quote	(31.987)	—

Total	$2,203

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)		Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	MEI	Merrill Lynch International	SOG	Societe Generale Paris
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
GST	Goldman Sachs International	SCX	Standard Chartered Bank, London	UBS	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	COP	Colombian Peso	ILS	Israeli Shekel
BRL	Brazilian Real	DOP	Dominican Peso	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	EUR	Euro	PLN	Polish Zloty
CNY	Chinese Renminbi (Mainland)	GBP	British Pound	USD (or $)	United States Dollar

Index/Spread Abbreviations:
LIBOR03M	3 Month USD-LIBOR	LIBOR06M	6 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding
JSC	Joint Stock Company	TBD	To-Be-Determined